UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event            October 21, 2008
reported)

LOGICVISION, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-31773	94-3166964
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

25 Metro Drive, 3rd Floor San Jose, California		95110
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(408) 453-0146

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02. Results of Operations and Financial Condition.

     The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

     On October 21, 2008, LogicVision, Inc. issued a press release announcing its financial results for the third quarter of 2008. A copy of the earnings release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
99.1	Press release dated October 21, 2008 announcing the third quarter of 2008 financial results.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2008

LOGICVISION, INC.

By:	/s/ Mei Song
Mei Song
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated October 21, 2008 announcing the third quarter of 2008 financial results.